Prospectus Supplement dated March 22, 2010

American Century Asset Allocation Portfolios, Inc.
    (prospectuses dated December 1, 2009 and March 1, 2010)
American Century Capital Portfolios, Inc.
    (prospectuses dated August 1, 2009 and March 1, 2010)
American Century Growth Funds, Inc. (prospectus dated December 1, 2009)
American Century Mutual Funds, Inc. (prospectuses dated March 1, 2010)
American Century Strategic Asset Allocations, Inc. (prospectus dated April 1, 2009)
American Century Variable Portfolios, Inc. (prospectuses dated May 1, 2009)
American Century World Mutual Funds, Inc. (prospectuses dated March 1, 2010)

SPECIAL MEETING OF SHAREHOLDERS

The Boards of Directors of each of the above-referenced issuers (the "Issuers") have requested that the following matters be submitted to shareholders of the Issuers' funds (the "Funds") for approval at a Special Meeting of Shareholders to be held on June 16, 2010.

The record date for the meeting is March 19, 2010. If you own shares of the Funds as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about the proposals are expected to be sent to shareholders on or about April 2, 2010. If approved by shareholders, the proposals will become effective on July 16, 2010.

Shareholders of the Funds will be asked to consider and act upon the following proposals:

1.	To elect John R. Whitten to the Board of Directors of each Issuer.

2.	To approve new management agreements with American Century Investment Management, Inc.

3.	For Equity Index Fund only:

To approve a subadvisory agreement between Northern Trust Investments, N.A. and American Century Investment Management, Inc.

4.	For International Value Fund only:

To approve a subadvisory agreement by and among Templeton Investment Counsel, LLC, Franklin Templeton Investments (Asia) Limited and American Century Investment Management, Inc.

5.	For all Funds in American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc. and American Century World Mutual Funds, Inc. only:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law.

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the 86-year-old founder of American Century Investments, Co-Chairman Richard W. Brown has recently succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in American Century Companies, Inc. (ACC). Under the Investment Company Act of 1940, this is presumed to represent control of ACC even though it is less than a majority interest. Because ACC is the parent corporation of the Funds' advisors, the change of trustee is considered a technical assignment of the Funds' investment advisory and subadvisory agreements in effect on February 16, 2010. Under the Act, an assignment requires the automatic termination of such agreements, making the approval of new agreements necessary. Agreements that took effect after February 16th were not affected by this change of trustee and remain in force.

In light of these events, the Funds' Boards have approved interim investment advisory agreements under which the affected Funds and classes will be managed until new agreements are approved by Fund shareholders. The interim agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the Funds, their investment objectives, fees or services provided. New agreements, also expected to be substantially identical to the terminated agreements, will be submitted for shareholder approval at the Special Meeting referenced above.

A discussion regarding the basis for the Boards' approval of the interim and proposed advisory agreements also will be available in each Fund's report to shareholders for the next annual or semiannual reporting period ending after the dates of such approvals.

Mr. Brown has served as co-chairman of the ACC board of directors for the past three years. His association with the firm dates back to 1998 when he was first appointed to the board. Mr. Brown also serves as co-chairman of the board of directors of Stowers Resource Management, Inc. and chairman of the board of directors of the Stowers Institute for Medical Research, both of which are part of a not-for-profit biomedical research organization working to find the keys to the causes, treatment and prevention of disease. The organization's endowment also holds ACC stock.

A proxy statement with respect to the information described above will be mailed to shareholders of record and filed with the Securities and Exchange Commission (SEC). Investors are urged to read the proxy statement because it contains important information. The proxy statement and other relevant documents will be available free of charge on the SEC’s Web site at www.sec.gov or by calling 1-800-345-2021.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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